EXHIBIT 10.100


September 9, 1993



Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York 10018

Ladies and Gentlemen:

Reference is hereby made to the Subordinated Promissory Note (the "Second Promissory Note") dated March 12, 1991, and subsequently amended in a letter dated July 31, 1991, of Bernard Chaus, Inc. (the "Company") in the principal amount of Five Million Dollars ($5,000,000) held by the Estate of Bernard Chaus.

This letter confirms our agreement that the remaining principal of One Million Three Hundred Eleven Thousand and Five Hundred Dollars ($1,311,500) due and payable on July 31, 1993, plus the interest of $24,591 accrued through June 30, 1993 and due and payable on August 15, 1993, was converted to a demand note (the "Demand Note") dated June 30, 1993.

Reference is hereby made to the Subordinated Promissory Note (the "Original Promissory Note"), dated June 30, 1986, and subsequently amended in letters dated June 15, 1988, May 17, 1990, February 21, 1991, July 31, 1991 and October 30, 1992, of the Company in the principal amount of Seven Million Three Hundred and Sixty Five Thousand Dollars ($7,365,000) held by the Estate of Bernard Chaus. This letter confirms our agreement that the principal amount of the Original Promissory Note which becomes due and payable on November 3, 1993 shall be deferred until November 3, 1994. This letter also confirms our agreement that the interest in the amount of $184,125 accrued through June 30, 1993 and due and payable on August 15, 1993 was also converted into the Demand Note. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Original Promissory Note shall remain in full force and effect.

The amount of the Demand Note is One Million Five Hundred Twenty Thousand Two Hundred and Sixteen Dollars ($1,520,216) which represents the principal amount of the Original Promissory Note due and payable on July 31, 1993 plus the interest accrued through June 30, 1993 and due and payable on August 15, 1993 on both the Second Promissory Note and the Original Promissory Note.

If this letter accurately reflects your understanding of our agreement, please execute two copies of this letter and return them to the undersigned. Upon receipt thereof, such copies of this letter will be attached to the Second Promissory Note and the Original Promissory Note and will constitute a second amendment to the Second Promissory Note and a sixth amendment to the Original Promissory Note.

This agreement shall be governed by the laws of the State of New York.

Very truly yours,


_______________________________         ______________________________
Josephine Chaus, Executrix                   Daniel Rosenbloom, Executor
Estate of Bernard Chaus                 Estate of Bernard Chaus

Accepted and Agreed, effective as of the 9th day of September, 1993.

For:  BERNARD CHAUS, INC.



By:_________________________________
   Anthony M. Pisano
   Executive Vice President -
   Finance and Administration,
   Chief Financial Officer and
   Corporate Secretary

September 9, 1993



Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York 10018

Ladies and Gentlemen:

Reference is hereby made to the Subordinated Promissory Note (the "Second Promissory Note") dated March 12, 1991, and subsequently amended in a letter dated July 31, 1991, of Bernard Chaus, Inc. (the "Company") in the principal amount of Five Million Dollars ($5,000,000) held by me.

This letter confirms our agreement that the remaining principal of One Million Three Hundred Eleven Thousand and Five Hundred Dollars ($1,311,500) due and payable on July 31, 1993, plus the interest of $24,591 accrued through June 30, 1993 and due and payable on August 15, 1993, was converted to a demand note (the "Demand Note") dated June 30, 1993.

Reference is hereby made to the Subordinated Promissory Note (the "Original Promissory Note"), dated June 30, 1986, and subsequently amended in letters dated June 15, 1988, May 17, 1990, February 21, 1991, July 31, 1991 and October 30, 1992, of the Company in the principal amount of Seven Million Three Hundred and Sixty Five Thousand Dollars ($7,365,000) held by me. This letter confirms our agreement that the principal amount of the Original Promissory Note which becomes due and payable on November 3, 1993 shall be deferred until November 3, 1994. This letter also confirms our agreement that the interest in the amount of $184,125 accrued through June 30, 1993 and due and payable on August 15, 1993 was also converted into the Demand Note. Except as expressly modified herein, all of the provisions, terms and conditions contained in the Original Promissory Note shall remain in full force and effect.


The amount of the Demand Note is One Million Five Hundred Twenty Thousand Two Hundred and Sixteen Dollars ($1,520,216) which represents the principal amount of the Original Promissory Note due and payable on July 31, 1993 plus the interest accrued through June 30, 1993 and due and payable on August 15, 1993 on both the Second Promissory Note and the Original Promissory Note.

If this letter accurately reflects your understanding of our agreement, please execute two copies of this letter and return them to the undersigned. Upon receipt thereof, such copies of this letter will be attached to the Second Promissory Note and the Original Promissory Note and will constitute a second amendment to the Second Promissory Note and a sixth amendment to the Original Promissory Note.

This agreement shall be governed by the laws of the State of New York.

Very truly yours,


Josephine Chaus


Accepted and Agreed, effective as of the 9th day of September, 1993.

For:  BERNARD CHAUS, INC.



By:_________________________________
   Anthony M. Pisano
   Executive Vice President -
   Finance and Administration,
   Chief Financial Officer and
   Corporate Secretary